                                 SERVICES AGREEMENT


     This SERVICES AGREEMENT ("Agreement") is made as of June 29, 1998 by and between YOU BET INTERNATIONAL, INC., a Delaware corporation (the "Company"), and FELL & COMPANY, INC., a California corporation ("FCI").

     WHEREAS, the Company desires to retain the services of Robert M. Fell ("Fell") and FCI desires to make such services available.

     In consideration of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1. ENGAGEMENT AND ACCEPTANCE; TERM. FCI hereby agrees to make available to the Company the services of Fell for a term commencing on the date hereof and continuing for a period of three (3) years (the "Term").

     2.   DUTIES.

          A. SERVICES. During the Term, Fell shall serve as Chairman of the Board of the Company and shall, subject to the provisions of this Agreement, perform such duties and responsibilities as shall be assigned to Fell by the Board of Directors. In addition, subject to Section 2.C hereof, until such time as the Company shall employ a Chief Executive Officer, Fell shall also serve as interim Chief Executive Officer.

          B. TIME COMMITMENT. Fell shall devote approximately 70% of his business time, labor, skill and energy to the business and affairs of the Company and to the duties and responsibilities set forth herein. The parties acknowledge that Fell's services will be provided on a non-exclusive basis, PROVIDED THAT Fell shall not engage in any activities which are competitive with the business of the Company. In addition, for so long as Fell shall serve as
Chief Executive Officer, Fell shall not engage in any new projects.   SCHEDULE
2.B. hereto sets forth a list of Fell's current activities. SCHEDULE 2.B. may be supplemented by Fell from time to time with the approval of the Company.

          C. SELECTION OF CHIEF EXECUTIVE OFFICER; OFFICE OF THE CHIEF EXECUTIVE. At any time after the date hereof, Fell may, or at the request of the Board of Directors Fell shall, select a person to become Chief Executive Officer. Any such selection shall be subject to the approval of (i) either David Marshall and Russell Fine (such approval not to be unreasonably withheld), and (ii) the Board of Directors; PROVIDED THAT if neither Marshall nor Fine approve of Fell's first two selections of a person to serve as Chief Executive Officer, then neither Marshall nor Fine shall have any further right to approve or disapprove persons selected to be Chief Executive Officer with respect to the then open position (other than in their capacity as directors). In the event that the Company does not enter into an employment agreement with a new Chief Executive Officer within six months of the date hereof or new aChief Executive Officer does not commence employment within eight months from the date hereof, then until such new Chief Executive Officer commences employment, the position of Chief Executive Officer shall become the Office of the Chief Executive, which shall be staffed by Fell, Marshall and Fine.

     3.   COMPENSATION.

          A. FEES. The Company shall, during the continuance of this Agreement, pay to FCI, and FCI agrees to accept, in consideration of making Fell's services available to the Company the sum of (i) $150,000 per each twelve-month period during the Term and (ii) the amount of payroll and other taxes that the Company would be required to pay if Fell were employed by the Company at a salary equal to the amount payable under clause (i) of this Section 3.A. (the "Base Fee"). The Base Fee shall be payable in semi-monthly
installments.   The amount set forth in clause (i) of this Section 3.A. shall be adjusted upward (but not downward) annually on each anniversary of the date hereof for changes in the Consumer Price Index ("CPI") governing the statistical area in which Los Angeles, California is located for purposes of calculating the CPI.

          B. INCENTIVE COMPENSATION. FCI and Fell shall be entitled to receive annual bonuses or other incentive compensation at the discretion of the Board based upon the contributions made by FCI and Fell to the development of the Company. Any Common Stock of the Company delivered to FCI or Fell as a bonus or incentive compensation shall be registered on Form S-8 if the Company shall be eligible to use such form.

          C. STAFF. The Company shall provide Fell with such secretarial and other administrative support as he may reasonably require in connection with the performance of the duties to be performed by him.

          D. ADDITIONAL BENEFITS. During the Term, the Company shall provide Fell (or reimburse FCI to the extent it provides Fell) the following benefits:

               (i)  a monthly automobile allowance in the amount of $750;

               (ii) reimbursement of all business-related operating expenses of Fell's automobile, including without limitation, registration, gas, oil and repairs;

               (iii) reimbursement of the expenses of an automobile liability insurance policy on Fell's automobile, with coverage including Fell in the minimum amount of $1,000,000 combined single limit;

               (iv) all benefits and perquisites under any and all formal or informal benefit plans, understandings, arrangements or programs including, but not limited to, cash bonus and incentive plans, pension and profit sharing plans, stock or warrant plans, group insurance, hospitalization, medical, dental, health and accident and disability plans, supplemental health care plans and plans providing for life insurance coverage (inclusive of insurance related to accidental death or dismemberment) which are available to the Company's senior executive officers;

               (v) reimbursement of Fell's cellular phone and long distance phone expenses for calls related to the business of the Company;

               (vi) an annual vacation of twenty (20) days, which need not be taken in consecutive periods. If Fell does not take all such vacation time in any given calendar year, such unused time shall carry forward into the next calender year; and

               (vii) all paid holidays provided by the Company to its senior executive employees.

          E. DEDUCTIONS. The Company shall not deduct from the Base Fee or any other amounts payable to FCI by the Company any social security taxes, federal, state or municipal taxes or any other charges and deductions which are required to be made from wages of employees. FCI shall indemnify and hold the Company harmless from and against any damages or penalties incurred by the Company by reason of its not withholding such amounts from amounts payable to FCI hereunder.

     4. REIMBURSEMENT OF CERTAIN EXPENSES. The Company shall promptly reimburse FCI and Fell for reasonable out-of-pocket expenses incurred in connection with the Company's business, including, without limitation, travel expenses, food, lodging while away form home, telephone expenses, and automobile expenses, subject to such policies as the Company may from time to time reasonably establish.

     5. CERTAIN OTHER PROVISIONS. Fell shall comply with all policies, procedures and practices of the Company from time to time in effect.

     6. CONFIDENTIAL INFORMATION. FCI and Fell shall not during the Term or at any time thereafter (i) disclose to any person not employed by the Company or person, firm or corporation engaged to render services to the Company except during the Term for the benefit of the Company, or (ii) use for the benefit of either of them, or others, any confidential information of the Company obtained by FCI or Fell prior to the date hereof, during the Term or any time thereafter, including, without limitation, "know-how," trade secrets, details of supplier's, manufacturer's or distributor's contracts, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of the Company PROVIDED HOWEVER, that this provision shall not preclude FCI or Fell from (x) upon advice of counsel and after reasonable notice to the Company, making any disclosure required by any applicable law, or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this Section 6 by or on behalf of FCI or Fell).

     7.   TERMINATION.

          A. TERMINATION EVENTS. This Agreement may be terminated prior to the expiration of the Term in accordance with the following:

               (a)  DEATH.  This Agreement shall terminate upon Fell's death.

               (b) DISABILITY. If, as a result of Fell's incapacity due to physical or mental illness, Fell shall have been unable to perform the duties, functions and responsibilities required hereunder for ninety (90) consecutive days or shorter periods aggregating to one hundred twenty (120) days in any twelve (12) months, the Company may terminate this Agreement. During any period that Fell fails to perform his duties hereunder as a result of incapacity or due to physical or mental illness, he shall continue to receive full compensation and other benefits called for hereunder until such time as this Agreement is terminated pursuant to this Section 7.A.(b) hereof.

               (c) CAUSE. This Agreement shall be subject to termination by the Board of Directors of the Company (the "Board") for cause, which for purposes of this Agreement shall mean a termination on the grounds of (i) a breach by FCI or Fell of any material term of this Agreement, which breach shall not have been cured within thirty (30) days after receipt by FCI of written notice thereof from the Board, (ii) the reasonable belief by the Board, after conducting an appropriate investigation, of the commission by FCI or Fell of any act of fraud, theft or criminal dishonesty or (iii) the conviction of FCI or Fell of any felony. For purposes of this Agreement, this Agreement shall not be deemed to have been terminated for cause unless and until there shall have been delivered to FCI a copy of a resolution, duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting called and held for this purpose after reasonable notice to FCI and an opportunity for it, together with its counsel, to be heard by the Board, finding that, in the good faith opinion f the Board, FCI or Fell is guilty of misconduct of the type described in this Section 7.A.(c) hereof and specifying the particulars thereof in detail.

          B. COMPENSATION AND BENEFITS PAYABLE BY COMPANY UPON TERMINATION. Compensation and benefits shall be payable by Company upon a termination of this Agreement in accordance with the following:

               (a) In the event of termination of this Agreement under Section 7.A.(a) hereof, FCI shall continue to receive the compensation and benefits specified in Sections 3.A. and 3.D. hereof, to the extent applicable, for a period of twelve (12) months, notwithstanding such termination.

               (b)  In the event of a termination of this Agreement under
Section 7.A.(b), Fell or his duly appointed personal representatives, shall continue to receive the compensation and benefits specified in Sections 3.A. and 3.B. herein, to the extent applicable, for a period of twelve (12) months, notwithstanding such termination; PROVIDED THAT such amounts shall be reduced by any disability insurance payments received by FCI or Fell from insurance purchased by the Company.

          C. COOPERATION AFTER TERMINATION OF AGREEMENT. Following termination of this Agreement, regardless of the reason for such termination, FCI and Fell shall cooperate with the Company in the prosecution of any claims, controversies, suits, arbitrations or proceedings involving events occurring prior to the termination of this Agreement. FCI and Fell acknowledge that Fell may be required to give testimony at trial or deposition or give declarations. If Fell shall be required to spend a material amount of time, the Company shall compensate FCI at a per diem rate equal to the per diem amount of the Base Fee in effect at the time of the termination. The Company shall use its best efforts to provide Fell with reasonable prior notice of any actions required of him.

     8. SEVERANCE. In the event that upon the expiration of the Term the Company shall not renew this Agreement (and provided that FCI is willing to do so), the Company shall, within ten days of the expiration of the Term, pay FCI an amount equal to the Base Fee payable to FCI in the 12 months immediately preceding the expiration of the Term.

     9.   NON COMPETE.

          A. The Company, FCI and Fell acknowledge that this Services Agreement is being entered into in furtherance of the transactions contemplated by that certain Stock Purchase Agreement dated June 29, 1998, among the Company and the other parties thereto. FCI and Fell, during the Term and for a period of twenty-four (24) months thereafter, shall not solicit or entice any employee of the Company to leave the Company to work for anyone in competition with the Company. During the Term and for a period of twenty-four (24) months thereafter, within any county or similar political subdivision of the United States or any other country in which the Company, or any divisions, subdivisions or affiliated companies of the Company, has conducted business during the past two (2) years or conducts business during the Term, FCI and Fell shall not, directly or indirectly, whether as a partner, owner, employee, creditor, shareholder, or otherwise, promote, participate, or engage, directly or indirectly, in the development and sale of proprietary, interactive software which will provide individual computer users with race handicapping or other sports oddsmaking information or, the ability to place bets on horse racing and other sports contests, as well as recreational games and contests related to such information. FCI and Fell shall not be prohibited from investing in any competitive company, so long as (i) the stock of such company is publicly traded, (ii) the aggregate ownership by FCI and Fell is less than two percent (2%) of the outstanding stock of such company, (iii) such stock is held for investment purposes, and (iv) FCI and Fell do not participate or engage, directly or indirectly, in the business of such competitor, as an employee, consultant, spokesperson or otherwise.

     10. ASSIGNABILITY. This Agreement and the rights and obligations of the parties hereunder may not be assigned by either party without the prior written consent of the other party.

     11. ARBITRATION. Any dispute, controversy or claim arising out of, or relating to this Agreement, shall be settled by binding and final arbitration in the County of Los Angeles, State of California, under the commercial arbitration rules of the American Arbitration Association then existing and judgment on the arbitration award may be entered in any court having jurisdiction of the subject matter over the controversy.

     12. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to contracts executed in and to be performed solely within the State of California.

     13. ABILITY TO FULFILL OBLIGATIONS. Neither the Company, FCI nor the Fell is a party to or bound by any agreement which would be violated by the terms of this Agreement.

     14. NOTICE. Any notice required or permitted to be given hereunder shall be given in writing and may be given by telex, telegram, facsimile transmission or similar method if confirmed by mail as herein provided and addressed as follows:

          To the Company:     You Bet International, Inc.
                              1950 Sawtelle Boulevard
                              Suite 180
                              Los Angeles, California 90025
                              Attention:  David Marshall
                              Fax: (310) 444-3310

          If to FCI:          Fell & Company, Inc.
                              10550 Wilshire Boulevard
                              Suite 1105
                              Los Angeles,   California
                              Attention:  Robert M. Fell
                              Fax: (310) 475-3480

by mail if sent postage prepaid by registered mail, return receipt requested; or by hand delivery to any party at the address of the party first above set forth. If notice, direction or instruction is given by telex, telegram or facsimile transmission or similar method or by hand delivery, it shall be deemed to have been given or made on the day on which it was given, and if mailed, shall be deemed to have been given or made on the third business day following the day after which it was mailed. Any party may, from time to time, by like notice give notice of any change of address and in such event, the address of such party shall be deemed to be changed accordingly.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings, including that certain Memorandum of Understanding dated as of April 1, 1998 between the Company and FCI. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect among the parties. No custom or trade usage, nor course of conduct among the parties, shall be relied upon to vary the terms hereof. This Agreement may not be amended, and no provision hereof shall be waived, except by a writing signed by all of the parties to this agreement which states that it is intended to amend or waive a provision of this Agreement. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waiver any rights or fail to act in any other instance, whether or not similar.

     16. SEVERABILITY. Should any provision of this Agreement be unenforceable or prohibited by any applicable law, this Agreement shall be considered divisible as to such provision which shall be inoperative, and the remainder of this Agreement shall be valid and binding as though such provision were not included herein and shall be construed in such a manner to maximize its validity and enforceability.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original.

     18. HEADINGS. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

     19. SURVIVAL OF CERTAIN PROVISIONS. The provisions of Sections 3, 4, 6, 7, 8, 9, 11, 12 and 20 shall, to the extent applicable, continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement or of Fell's services hereunder in accordance with the terms of this Agreement.

     20. ATTORNEYS' FEES. Except as otherwise provided herein, in the event of arbitration with respect to the subject mater of this Agreement, the prevailing party shall be entitled to all of its costs and expenses, including the reasonable attorneys' fees and costs, incurred in resolving or settling the dispute. These costs and expenses shall be in addition to any other damages to which the prevailing party may be entitled.

     21. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of, and be binding upon, the Company and any corporation with which the Company merges or consolidates, and upon FCI and the Executive and his executors, administrators, heirs and legal representatives.

     IN WITNESS WHEREOF, the Executive has executed this Agreement and the Company has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                              YOU BET INTERNATIONAL, INC., a Delaware
                              Corporation

                              By:   [ILLEGIBLE]
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------





                              FELL & COMPANY, INC.

                              By: /s/ Robert M. Fell
                                 -----------------------------------------------
                              Name:  Robert M. Fell
                              Title: President


     The undersigned hereby agrees to (i) provide FCI the services required of FCI hereunder, and (ii) comply with the provisions in the foregoing Services Agreement which are applicable to me personally.


                              /s/ Robert M. Fell
                              --------------------------------------------------
                              Robert M. Fell

                                    SCHEDULE 2.B.




                              PERMITTED FELL ACTIVITIES



1.   Fell & Company, Inc.

2.   Fell & Nicholson Technology Resources

3.   Brad Marks International

4.   Silicon Gaming, Inc.

5.   Colony Capital/Colony Advisors

6.   Lucky Brands, Inc.

                      AMENDED AND RESTATED SERVICES AGREEMENT


     This RESTATED AND AMENDED SERVICES AGREEMENT ("Agreement") is made effective as of March 1, 1999 by and between YOUBET.COM, INC., a Delaware corporation formerly known as You Bet International, Inc. (the "Company"), and FELL & COMPANY, INC., a California corporation ("FCI").

     WHEREAS, the Company and FCI entered into a Services Agreement dated as of June 29, 1998 (the "Services Agreement") pursuant to which, among other things, the Company retained the services of Robert M. Fell ("Fell").

     WHEREAS, the Company and Fell desire to amend and restate the Services Agreement.

     In consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. ENGAGEMENT AND ACCEPTANCE; TERM. FCI hereby agrees to make available to the Company the services of Fell for a term commencing on June 29, 1998 and continuing through and including June 30, 2001 (the "Term").

     2.   DUTIES.

          A. SERVICES. During the Term, Fell shall serve as Chairman of the Board of the Company and shall, subject to the provisions of this Agreement, perform such duties and responsibilities as shall be assigned to Fell by the Board of Directors. In addition, subject to Section 2C hereof, until such time as the Company shall employ a Chief Executive Officer other than Fell, Fell shall also serve as Chief Executive Officer.

          B. TIME COMMITMENT. During such time as Fell is serving as Chief Executive Officer, Fell shall devote 100% of his business time, labor, skill and energy to the business and affairs of the Company and to the duties and responsibilities set forth herein. At all other such times Fell shall devote approximately 70% of his business time, labor, skill and energy to the business and affairs of the Company and to the duties and responsibilities set forth herein. The parties acknowledge that except during the time Fell is serving as Chief Executive Officer, Fell's services will be provided on a non-exclusive basis, PROVIDED THAT Fell shall not engage in any activities which are competitive with the business of the Company. In addition, as long as Fell shall serve as Chief Executive Officer, Fell shall not engage in any new
projects.   SCHEDULE 2.B. hereto sets forth a list of Fell's current activities.
SCHEDULE 2.B. may be supplemented by Fell from time to time with the approval of the Company.

          C. SELECTION OF CHIEF EXECUTIVE OFFICER. At any time after the date hereof, Fell may, or at the request of the Board of Directors, Fell shall select a person to become Chief Executive Officer. Any such selection shall be subject to the approval of (i) either David Marshall and Russell Fine (such approval not to be unreasonably withheld), and (ii) the Board of Directors; PROVIDED THAT if neither Marshall nor Fine approve of Fell's first two selections of a person to serve as Chief Executive Officer, then neither Marshall nor Fine shall have any further right to approve or disapprove persons selected to be Chief Executive Officer with respect to the then open position (other than in their capacity as directors). In the event that the Company enters into an employment agreement with a new Chief Executive Officer Fell shall continue his services for the remainder of the Term as Chairman of the Board.

     3.   COMPENSATION.

          A. FEES. The Company shall, during the continuance of this Agreement, pay to FCI, and FCI agrees to accept, in consideration of making Fell's services available to the Company the compensation determined at the rate of (i) $225,000 per annum during the Term and (ii) the amount of payroll and other taxes that the Company would be required to pay if Fell were employed by the Company at a salary equal to the amount payable under clause (i) of this
Section 3.A. (the "Base Fee"); provided that the rate of compensation set forth in clause (i) of this Section 3.A shall be reduced to $150,000 per annum at such time as Fell shall cease to serve as Chief Executive Officer and shall, for the period from June 29, 1998 through February 28, 1999, inclusive be at the rate of $150,000 per annum. The Base Fee shall be payable in semi-monthly installments. The amount set forth in clause (i) of this Section 3.A. shall be adjusted upward (but not downward) annually on each June 30, for changes during the prior twelve months in the Consumer Price Index ("CPI") governing the statistical area in which Los Angeles, California is located for purposes of calculating the CPI.

          B. INCENTIVE COMPENSATION. FCI and Fell shall be entitled to receive annual bonuses or other incentive compensation at the discretion of the Board based upon the contributions made by FCI and Fell to the development of the Company. Any Common Stock of the Company delivered to FCI or Fell as a bonus or incentive compensation shall be registered on Form S-8 if the Company shall be eligible to use such form.

          C. STAFF. The Company shall provide Fell with such secretarial and other administrative support as he may reasonably require in connection with the performance of the duties to be performed by him.

          D. ADDITIONAL BENEFITS. During the Term, the Company shall provide Fell (or reimburse FCI to the extent it provides Fell) the following benefits:

               (i)  a monthly automobile allowance in the amount of $750;

               (ii) reimbursement of all business-related operating expenses of Fell's automobile, including without limitation, registration, gas, oil and repairs;

               (iii) reimbursement of the expenses of an automobile liability insurance policy on Fell's automobile, with coverage including Fell in the minimum amount of $1,000,000 combined single limit;

               (iv) all benefits and perquisites under any and all formal or informal benefit plans, understandings, arrangements or programs including, but not limited to, cash bonus and incentive plans, pension and profit sharing plans, stock or warrant plans, group insurance, hospitalization, medical, dental, health and accident and disability plans, supplemental health care plans and plans providing for life insurance coverage (inclusive of insurance related to accidental death or dismemberment) which are available to the Company's senior executive officers;

               (v) reimbursement of Fell's cellular phone and long distance phone expenses for calls related to the business of the Company;

               (vi) an annual vacation of twenty (20) days, which need not be taken in consecutive periods. If Fell does not take all such vacation time in any given calendar year, such unused time shall carry forward into the next calender year; and

               (vii) all paid holidays provided by the Company to its senior executive employees.

          E. DEDUCTIONS. The Company shall not deduct from the Base Fee or any other amounts payable to FCI by the Company any social security taxes, federal, state or municipal taxes or any other charges and deductions which are required to be made from wages of employees. FCI shall indemnify and hold the Company and its officers, directors, employees and agents harmless from and against any damages or penalties incurred by the Company by reason of its not withholding such amounts from amounts payable to FCI hereunder.

     4. REIMBURSEMENT OF CERTAIN EXPENSES. The Company shall promptly reimburse FCI and Fell for reasonable out-of-pocket expenses incurred in connection with the Company's business, including, without limitation, travel expenses, food, lodging while away from home, telephone expenses, and automobile expenses, subject to such policies as the Company may from time to time reasonably establish.

     5. CERTAIN OTHER PROVISIONS. Fell shall comply with all policies, procedures and practices of the Company from time to time in effect.

     6. CONFIDENTIAL INFORMATION. FCI and Fell shall not during the Term or at any time thereafter (i) disclose to any person not employed by the Company or person, firm or corporation engaged to render services to the Company except during the Term for the benefit of the Company, or (ii) use for the benefit of either of them, or others, any confidential information of the Company obtained by FCI or Fell prior to the date hereof, during the Term or any time thereafter, including, without limitation, "know-how," trade secrets, details of supplier's, manufacturer's or distributor's contracts, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of the Company PROVIDED HOWEVER, that this provision shall not preclude FCI or Fell from (x) upon advice of counsel and after reasonable notice to the Company, making any disclosure required by any applicable law, or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this Section 6 by or on behalf of FCI or Fell).

     7.   TERMINATION.

          A. TERMINATION EVENTS. This Agreement may be terminated prior to the expiration of the Term in accordance with the following:

               (a)  DEATH.  This Agreement shall terminate upon Fell's death.

               (b) DISABILITY. If, as a result of Fell's incapacity due to physical or mental illness, Fell shall have been unable to perform the duties, functions and responsibilities required hereunder for ninety (90) consecutive days or shorter periods aggregating to one hundred twenty (120) days in any twelve (12) months, the Company may terminate this Agreement. During any period that Fell fails to perform his duties hereunder as a result of incapacity or due to physical or mental illness, he shall continue to receive full compensation and other benefits called for hereunder until such time as this Agreement is terminated pursuant to this Section 7.A.(b) hereof.

               (c) CAUSE. This Agreement shall be subject to termination by the Board of Directors of the Company (the "Board") for cause, which for purposes of this Agreement shall mean a termination on the grounds of (i) a breach by FCI or Fell of any material term of this Agreement, which breach shall not have been cured within thirty (30) days after receipt by FCI of written notice thereof from the Board, (ii) the reasonable belief by the Board, after conducting an appropriate investigation, of the commission by FCI or Fell of any act of fraud, theft or criminal dishonesty or (iii) the conviction of FCI or Fell of any felony. For purposes of this Agreement, this Agreement shall not be deemed to have been terminated for cause unless and until there shall have been delivered to FCI a copy of a resolution, duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting called and held for this purpose after reasonable notice to FCI and an opportunity for it, together with its counsel, to be heard by the Board, finding that, in the good faith opinion of the Board, FCI or Fell is guilty of misconduct of the type described in this Section 7.A.(c) hereof and specifying the particulars thereof in detail.

          B. COMPENSATION AND BENEFITS PAYABLE BY COMPANY UPON TERMINATION. Compensation and benefits shall be payable by Company upon a termination of this Agreement in accordance with the following:

               (a) In the event of termination of this Agreement under Section 7.A.(a) hereof, FCI shall continue to receive the compensation and benefits specified in Sections 3.A. and 3.D. hereof, to the extent applicable, for a period of twelve (12) months, notwithstanding such termination.

               (b)  In the event of a termination of this Agreement under
Section 7.A.(b), Fell or his duly appointed personal representatives, shall continue to receive the compensation and benefits specified in Sections 3.A. and 3.B. herein, to the extent applicable, for a period of twelve (12) months, notwithstanding such termination; PROVIDED THAT such amounts shall be reduced by any disability insurance payments received by FCI or Fell from insurance purchased by the Company.

               (c)  In the event of a termination of this Agreement under
Section 7.A.(C) hereof, FCI shall receive all compensation and benefits specified in Section 3.A. and 3.D. hereof through the date of termination.

          C. COOPERATION AFTER TERMINATION OF AGREEMENT. Following termination of this Agreement, regardless of the reason for such termination, FCI and Fell shall cooperate with the Company in the prosecution of any claims, controversies, suits, arbitrations or proceedings involving events occurring prior to the termination of this Agreement. FCI and Fell acknowledge that Fell may be required to give testimony at trial or deposition or give declarations. If Fell shall be required to spend a material amount of time, the Company shall compensate FCI at a per diem rate equal to the per diem amount of the Base Fee in effect at the time of the termination. The Company shall use its best efforts to provide Fell with reasonable prior notice of any actions required of him.

     8. SEVERANCE. In the event that upon the expiration of the Term the Company shall not renew this Agreement (and provided that FCI is willing to do so), the Company shall, within ten days of the expiration of the Term, pay FCI an amount equal to the Base Fee payable to FCI in the 12 months immediately preceding the expiration of the Term.

     9.   NON COMPETE.

          a. The Company, FCI and Fell acknowledge that this Services Agreement is being entered into in furtherance of the transactions contemplated by that certain Stock Purchase

Agreement dated June 29, 1998, among the Company and the other parties thereto. FCI and Fell, during the Term and for a period of twenty-four (24) months thereafter, shall not solicit or entice any employee of the Company to leave the Company to work for anyone in competition with the Company. During the Term and for a period of twenty-four (24) months thereafter, within any county or similar political subdivision of the United States or any other country in which the Company, or any divisions, subdivisions or affiliated companies of the Company, has conducted business during the past two (2) years or conducts business during the Term, FCI and Fell shall not, directly or indirectly, whether as a partner, owner, employee, creditor, shareholder, or otherwise, promote, participate, or engage, directly or indirectly, in the development and sale of proprietary, interactive software which will provide individual computer users with race handicapping or other sports oddsmaking information or, the ability to place bets on horse racing and other sports contests, as well as recreational games and contests related to such information. FCI and Fell shall not be prohibited from investing in any competitive company, so long as (i) the stock of such company is publicly traded, (ii) the aggregate ownership by FCI and Fell is less than two percent (2%) of the outstanding stock of such company, (iii) such stock is held for investment purposes, and (iv) FCI and Fell do not participate or engage, directly or indirectly, in the business of such competitor, as an employee, consultant, spokesperson or otherwise.

     10. ASSIGNABILITY. This Agreement and the rights and obligations of the parties hereunder may not be assigned by either party without the prior written consent of the other party.

     11. ARBITRATION. Any dispute, controversy or claim arising out of, or relating to this Agreement, shall be settled by binding and final arbitration in the County of Los Angeles, State of California, under the commercial arbitration rules of the American Arbitration Association then existing and judgment on the arbitration award may be entered in any court having jurisdiction of the subject matter over the controversy.

     12. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to contracts executed in and to be performed solely within the State of California.

     13. ABILITY TO FULFILL OBLIGATIONS. Neither the Company, FCI nor the Fell is a party to or bound by any agreement which would be violated by the terms of this Agreement.

     14. NOTICE. Any notice required or permitted to be given hereunder shall be given in writing and may be given by telex, telegram, facsimile transmission or similar method if confirmed by mail as herein provided and addressed as follows:

          To the Company:     Youbet.com, Inc.
                              1950 Sawtelle Boulevard
                              Suite 180
                              Los Angeles, California 90025
                              Attention:  David Marshall
                              Fax: (310) 444-3310

          If to FCI:          Fell & Company, Inc.
                              10550 Wilshire Boulevard
                              Suite 1105
                              Los Angeles,   California
                              Attention:  Robert M. Fell
                              Fax: (310) 475-3480

by mail if sent postage prepaid by registered mail, return receipt requested; or by hand delivery to any party at the address of the party first above set forth. If notice, direction or instruction is given by telex, telegram or facsimile transmission or similar method or by hand delivery, it shall be deemed to have been given or made on the day on which it was given, and if mailed, shall be deemed to have been given or made on the third business day following the day after which it was mailed. Any party may, from time to time, by like notice give notice of any change of address and in such event, the address of such party shall be deemed to be changed accordingly.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings, including that certain Memorandum of Understanding dated as of April 1, 1998 between the Company and FCI and, effective as of the date hereof, that certain Services Agreement dated as of June 29, 1998 between the Company and FCI. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect among the parties. No custom or trade usage, nor course of conduct among the parties, shall be relied upon to vary the terms hereof. This Agreement may not be amended, and no provision hereof shall be waived, except by a writing signed by all of the parties to this agreement which states that it is intended to amend or waive a provision of this Agreement. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waiver any rights or fail to act in any other instance, whether or not similar.

     16. SEVERABILITY. Should any provision of this Agreement be unenforceable or prohibited by any applicable law, this Agreement shall be considered divisible as to such provision which shall be inoperative, and the remainder of this Agreement shall be valid and binding as though such provision were not included herein and shall be construed in such a manner to maximize its validity and enforceability.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original.

     18. HEADINGS. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

     19. SURVIVAL OF CERTAIN PROVISIONS. The provisions of Sections 3, 4, 6, 7, 8, 9, 11, 12 and 20 shall, to the extent applicable, continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement or of Fell's services hereunder in accordance with the terms of this Agreement.

     20. ATTORNEYS' FEES. Except as otherwise provided herein, in the event of arbitration with respect to the subject mater of this Agreement, the prevailing party shall be entitled to all of its costs and expenses, including the reasonable attorneys' fees and costs, incurred in resolving or settling the dispute. These costs and expenses shall be in addition to any other damages to which the prevailing party may be entitled.

     21. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of, and be binding upon, the Company and any corporation with which the Company merges or consolidates, and upon FCI and the Executive and his executors, administrators, heirs and legal representatives.

     IN WITNESS WHEREOF, the Executive has executed this Agreement and the Company has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.


                              YOUBET.COM, INC., a Delaware Corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------




                              FELL & COMPANY, INC.


                              By:/s/ Robert M. Fell
                                 -----------------------------------------------
                              Name:  Robert M. Fell
                              Title: President


     The undersigned hereby agrees to (i) provide FCI the services required of FCI hereunder, and (ii) comply with the provisions in the foregoing Services Agreement which are applicable to me personally.


                               /s/ Robert. M. Fell
                               -------------------------------------------------
                                   Robert M. Fell